UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest even reported) October 21, 2011

Spartan Gold Ltd.
(Exact name of registrant as specified in its charter)

Nevada	001-34996	27-3726384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13951 N. Scottsdale Rd., Suite 233, Scottsdale, AZ	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 391-7400

_________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14[a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04                      Triggering Events that Accelerate or Increase a Direct Financial Obligation or under an Off-Balance Sheet Arrangement.

The information set forth under Item 5.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.04.

Item 5.01                      Changes in Control of Registrant.

(a) On October 21, 2011 (the “Conversion Date”), Spartan Gold Ltd. (the “Registrant”) received written notice from Sphere Resources Inc., a Canadian corporation (“Sphere”), that Sphere was exercising its right of conversion pursuant to Section 7(b) of that certain Secured Convertible Promissory Note in the principal sum of $375,000 dated September 7, 2011 (the “Note”) and previously disclosed in a Current Report on Form 8-K filed September 14, 2011.  Specifically, the Note matured on September 30, 2011 and the Registrant was unable to repay the principal and accrued interest at such time or during the fourteen day grace period thereafter as provided by Section 10(a) of the Note.  As of the Conversion Date, the principal and accrued interest under the Note totaled $379,055.20 (the “Conversion Amount”).

Pursuant to the terms of the Note, the Conversion Amount converts into shares of the Registrant’s common stock, par value $.001 (“Common Stock”) at a conversion rate equal to $.001.  As such, the Registrant issued to Sphere and its assigns 379,055,200 shares of its Common Stock.  All such shares are “restricted securities” as such term is defined in the Securities Act of 1933.  After giving effect to the Conversion, Sphere beneficially owns 55.88% of all the outstanding securities of the Registrant, as further described in the table below.

Malcolm Stevens, the Registrant’s Chief Executive Officer and Chairman of the Board of Directors, is the Chief Executive Officer and Director of Sphere, which includes having voting and investment power relating to Sphere.  Mr. Stevens abstained from the vote of the Registrant’s Board of Directors regarding approval of the Note.

(b) The following table sets forth certain information, as of October 26, 2011, concerning shares of Common Stock of the Company held by (i) each stockholder known by the Company to beneficially own more than five percent of the common stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all directors and executive officers of the Company as a group:

Name and Address	Position	Number of Common Shares Beneficially Owned(1)	Percent of Common Shares Outstanding
Malcolm Stevens c/o Spartan Gold Ltd. 13951 N. Scottsdale Rd. Suite 233 Scottsdale, Arizona 85254	Chief Executive Officer and Director	375,554,700(2)	56.48%
Mihailo Gavrilovic c/o Spartan Gold Ltd. 13951 N. Scottsdale Rd. Suite 233 Scottsdale, Arizona 85254	Chief Operating Officer and Director	4,000,000	0.60%
William H. Whitmore, Jr. c/o Spartan Gold Ltd. 13951 N. Scottsdale Rd. Suite 233 Scottsdale, Arizona 85254	President, Chief Financial Officer and Director	4,000,000	0.60%
All of our Directors and Officers as a Group (3 persons)		383,554,700	57.69%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2
Includes (i) 340,805,200 shares of Common Stock and (ii) warrants to purchase 30,749,500 share of common stock at an exercise price of $0.10 held by Sphere Resources, Inc., for which Malcolm Steven possesses voting and investment power.  Sphere Resources, Inc.’s mailing address is 204 Black Street, #300, Whitehorse, British Columbia Y1A2M9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTAN GOLD LTD.

Date: October 27, 2011	By: /s/ William Whitmore
William Whitmore President and Director